Second Quarter 2025 Investor Presentation August 2025 CSE: TRUL OTCQX: TCNNF

www.trulieve.com 2 Forward-Looking Statements Unless the context otherwise requires, the terms “Company,” “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. This presentation includes forward-looking information and statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”). These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, cash flows, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding the Company’s 2025 objectives, growth opportunities, and positioning for the future. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in our periodic reports subsequently filed with the United States Securities and Exchange Commission and in the Company’s filings on https://www.sedarplus.ca/landingpage/. Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly, readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward- looking statements. Any forward-looking statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise. PLEASE NOTE: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, INCLUDING ITS CONSUMPTION, POSSESSION, CULTIVATION, DISTRIBUTION, MANUFACTURING, DISPENSING, AND POSSESSION WITH INTENT TO DISTRIBUTE. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold.

www.trulieve.com 3 Management’s Use of Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted SG&A, adjusted SG&A as % revenue, adjusted net income (loss), adjusted net income (loss) per diluted share, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, and free cash flow. The Company calculates adjusted SG&A as SG&A less extraordinary expenses; adjusted SG&A margin as % of revenue; adjusted net income (loss) as net income (loss) less certain extraordinary items; adjusted net income (loss) per diluted share as adjusted net income (loss) divided by basic and diluted shares outstanding; EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization; EBITDA margin as EBITDA as % of revenue; adjusted EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization and also excludes certain extraordinary items; adjusted EBITDA margin as adjusted EBITDA as % of revenue; free cash flow as cash flow from operations less capital expenditures. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not and should not be considered as measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found at the end of this presentation on the slides captioned “Reconciliation of Non-GAAP Financial Measures”. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

www.trulieve.com 4 Agenda • Second Quarter 2025 Financial and Operational Highlights • Revenue Highlights • Recent Developments • Tax Position • 2025 Focus Areas • Financial Targets • Financial Highlights

www.trulieve.com 5 Second Quarter 2025 Financial and Operational Highlights* • Revenue of $302 million was comparable to last year, with 94% of revenue from retail sales • GAAP gross profit of $183 million and 61% gross margin • Net loss attributable to common shareholders of $14 million • Adjusted net loss of $8 million excludes non-recurring charges, asset impairments, disposals and discontinued operations • Adjusted EBITDA of $111 million or 37% of revenue, up 3% year over year • Cash flow from operations of $86 million and free cash flow of $75 million • Rewards program members reached over 725,000 members as of June 30, 2025, and accounted for 71% of transactions during the second quarter • Opened three new dispensaries in Florida and Ohio * Adjusted net loss, adjusted EBITDA and free cash flow are non-GAAP financial measures. See slides 14-16 for reconciliation to GAAP for all non-GAAP financial measures. Numbers may not sum perfectly due to rounding.

www.trulieve.com 6 Revenue Highlights • Retail revenue of $284 million, down 2% compared to last year and up 1% sequentially • Traffic up 8% versus last year and up 4% sequentially • Wholesale revenue increased 27% compared to last year and 11% sequentially • Sold over 12.5 million branded products • Up 9% year over year and up 6% sequentially • Modern Flower and Roll One were 50% of units • Customer retention 67% companywide and 76% medical only • Exited quarter with 30% of retail locations outside of the state of Florida and 86% of dispensaries serving only medical patients

www.trulieve.com 7 Recent Developments • Launched purpose-led brand Redemption Cannabis products in West Virginia • Supported Mission [Green], a national initiative powered by The Weldon Project to support individuals disproportionately impacted by cannabis prohibition with a “Roll-Up for Justice” register campaign in several markets • Expanded distribution of Onward premium THC beverages in Florida and Illinois • All ABC Fine Wine & Spirits and Total Wine stores in Florida • Anheuser Busch in Northern Florida • Romano Beverage in Illinois • Launched new Upward THC energy drinks • 5 milligram Lemonade, Peach Nectarine, and Strawberry Tea • 10 milligram Pink Lemonade • Currently operate 231 retail dispensaries and over 4 million square feet of cultivation and processing capacity in the United States

www.trulieve.com 8 Tax Position • In Q4 2023, Trulieve filed amended federal tax returns for 2019, 2020, and 2021 claiming $143 million of refunds and corresponding amended state returns claiming $31 million of refunds • Amended returns were supported by legal interpretations that challenge the tax liability under Section 280E of the Internal Revenue Code • Refund checks of approximately $114 million received to date of $174 million claimed • Rejection notices for returns seeking $8.2 million of refunds • While challenge is ongoing, taxes are swept into an uncertain tax position • Balance sheet includes amended return refund checks received, the amount of tax underpaid if 280E applied, and interest accrued • Balance sheet uncertain tax position liability was $560 million at June 30, 2025, with $524 million related to this tax challenge • Trulieve continues to make tax payments as a customary U.S. taxpayer without tax payments associated with 280E of the tax code until final resolution is reached • Tax payments on deposit from 2022 and 2023 were $97 million at June 30, 2025 • Without the effect of 280E, Q2 2025 net income would have been positive Numbers may not sum perfectly due to rounding.

www.trulieve.com 9 2025 Focus Areas Customer • Attract and Retain Customers • Deliver Exceptional Customer Experiences • Build and Reinforce Brand Loyalty Distribution • Expand Retail Network • Refresh, Remodel and Relocate Dispensaries As Needed • Strengthen and Expand Wholesale Partnerships Branded Products • Manage Portfolio of Internal and Partner Brands • Expand Production of Modern Flower, Roll One, and Sweet Talk • Develop Beverage Brands Onward and Upward Reform • Support federal reform including Rescheduling, SAFER Banking, and States 2.0 Act • Expand access to cannabis across state markets including Florida and Pennsylvania

Financials

www.trulieve.com 11 Financial Targets Financial Targets: • Anticipate third quarter revenue will be down mid single digits compared to the second quarter • 2025 cash flow from operations of at least $250 million expected • 2025 capital expenditures up to $40 million expected Financial Position as of June 30, 2025: • $401 million in cash • $478 million of debt at 7.9% interest • includes $368 million of private placement notes due October 6, 2026

www.trulieve.com 12 Financial Highlights* *Adjusted SG&A, adjusted SG&A as % revenue, adjusted net (loss) income, adjusted net (loss) income per diluted share, adjusted EBITDA, and adjusted EBITDA margin are Non-GAAP financial measures. See slides 14-16 for reconciliation to GAAP for all non-GAAP financial measures. **Includes discontinued operations. INCOME STATEMENT HIGHLIGHTS (USD millions, except per share data) Q2:25 Q1:25 Q4.24 Q3:24 Q2:24 Q1:24 Q4:23 Q3:23 Q2:23 2024 2023 Revenue 302.1 297.8 301.1 284.3 303.4 297.6 287.0 275.2 281.8 1,186.5 1,129.2 Gross profit 182.9 183.2 187.0 173.3 181.6 173.8 153.9 142.9 141.6 715.7 588.6 Gross margin 60.6% 61.5% 62.1% 61.0% 59.9% 58.4% 53.6% 51.9% 50.3% 60.3% 52.1 % SG&A 101.1 118.8 157.9 148.6 102.6 101.3 96.3 93.9 96.0 510.5 386.2 SG&A as % revenue 33.5% 39.9% 52.4% 52.3% 33.8% 34.0% 33.6% 34.1% 34.1% 43.0% 34.2 % Adjusted SG&A 91.2 91.4 93.3 96.1 93.0 86.6 83.7 84.6 81.1 368.9 336.1 Adjusted SG&A as % revenue 30.2% 30.7% 31.0% 33.8% 30.6% 29.1% 29.2% 30.7% 28.8% 31.1% 29.8 % Depreciation and amortization 29.4 29.3 28.6 28.3 28.1 27.8 27.2 27.0 26.1 112.8 109.8 Net (loss) income** (13.8) (32.9) (59.8) (60.2) (12.0) (23.1) (33.4) (25.4) (403.8) (155.1) (526.8) Net (loss) income continuing operations (15.8) (32.1) (60.5) (60.2) (10.7) (23.5) (36.6) (22.9) (342.1) (154.9) (435.9) Adjusted net (loss) income (7.7) (3.4) 2.9 (11.9) 0.2 (10.2) (22.8) (14.7) (14.6) (19.0) (69.8) Net (loss) income per diluted share** (0.07) (0.17) (0.27) (0.33) (0.05) (0.17) (0.18) (0.13) (2.14) (0.82) (2.79) Net (loss) income continuing operations per diluted share** (0.07) (0.16) (0.26) (0.32) (0.04) (0.16) (0.19) (0.12) (1.80) (0.79) (2.28) Adjusted net (loss) income per diluted share** (0.04) (0.02) 0.02 (0.06) 0.00 (0.05) (0.12) (0.08) (0.08) (0.10) (0.37) Adjusted EBITDA 110.6 109.2 111.4 96.1 107.0 105.8 87.8 77.7 78.7 420.2 322.3 Adjusted EBITDA Margin 36.6% 36.7% 37.0% 33.8% 35.2% 35.5% 30.6% 28.2% 27.9% 35.4% 28.5%

www.trulieve.com 13 Financial Highlights SHARE COUNT ESTIMATE Subordinate Voting Shares 167.9 Multiple Voting Shares* 0.2 Total Shares Outstanding 191.1 Employee Stock Options/RSUs 3.4 Pro Forma Estimated Shares 194.5 *converted at 100 subordinate shares per 1 multiple voting share (millions as of June 30, 2025 on as if converted basis) excludes 2.7 million unexercisable options excludes 7.5 million nonvested RSUs

www.trulieve.com 14 Reconciliation of Non-GAAP Financial Measures EBITDA and Adjusted EBITDA Net loss attributable to common shareholders $ (13.8) $ (12.0) $ (32.9) $ (46.7) $ (35.1) Add (deduct) impact of: Interest expense, net $ 16.4 $ 15.4 $ 16.3 $ 32.7 $ 30.1 Interest income $ (3.6) $ (4.0) $ (3.1) $ (6.7) $ (7.3) Provision for income taxes $ 54.7 $ 47.2 $ 52.5 $ 107.2 $ 102.6 Depreciation and amortization $ 29.4 $ 28.1 $ 29.3 $ 58.8 $ 55.8 Depreciation included in cost of goods sold $ 13.7 $ 13.3 $ 13.9 $ 27.6 $ 26.8 EBITDA (Non-GAAP) $ 96.8 $ 88.0 $ 76.0 $ 172.8 $ 173.0 EBITDA Margin (Non-GAAP) 32% 29% 26% 29% 29% Impairment and other charges, net of (recoveries) $ (0.3) $ 1.2 $ 1.8 $ 1.5 $ (0.1) Campaign and political contributions $ 4.4 $ 5.0 $ 23.0 $ 27.4 $ 14.2 Acquisition, transaction, and other non-recurring costs $ 1.6 $ 4.3 $ 3.1 $ 4.7 $ 8.0 Share-based compensation $ 6.8 $ 5.0 $ 3.9 $ 10.7 $ 10.1 Other expense (income), net $ 1.0 $ 1.8 $ (0.2) $ 0.7 $ 4.6 Discontinued operations, net of tax, attributable to common shareholders $ 0.3 $ 1.6 $ 1.6 $ 1.9 $ 3.0 Adjusted EBITDA (Non-GAAP) $ 110.6 $ 107.0 $ 109.2 $ 219.8 $ 212.8 Adjusted EBITDA Margin (Non-GAAP) 37% 35% 37% 37% 35 % For the Six Months Ended June 30, 2024 June 30, 2025(Amounts expressed in millions of United States dollars; unaudited) June 30, 2025 June 30, 2024 March 31, 2025 For the Three Months Ended

www.trulieve.com 15 Reconciliation of Non-GAAP Financial Measures Adjusted Net (Loss) Income and Adjusted Net (Loss) Income Per Diluted Share Net loss attributable to common shareholders $ (13.8) $ (12.0) $ (32.9) $ (46.7) $ (35.1) Net loss from discontinued operations, net of tax, attributable to common shareholders $ 0.3 $ 1.6 $ 1.6 $ 1.9 $ 3.0 Adjustment of formerly redeemable non-controlling interest to maximum redemption value $ — $ 1.9 $ — $ — $ (6.9) Net loss from continuing operations available to common shareholders $ (13.5) $ (8.5) $ (31.2) $ (44.7) $ (39.1) Add (deduct) impact of: Adjustment of formerly redeemable non-controlling interest to maximum redemption value $ — $ (1.9) $ — $ — $ 6.9 Impairment and other charges, net of (recoveries) $ (0.3) $ 1.2 $ 1.8 $ 1.5 $ (0.1) Campaign and political contributions $ 4.4 $ 5.0 $ 23.0 $ 27.4 $ 14.2 Acquisition, transaction, and other non-recurring costs $ 1.6 $ 4.3 $ 3.1 $ 4.7 $ 8.0 Adjusted net (loss) income (Non-GAAP) $ (7.7) $ 0.2 $ (3.4) $ (11.1) $ (10.0) Net loss attributable to common shareholders $ (0.07) $ (0.06) $ (0.17) $ (0.24) $ (0.18) Net loss from discontinued operations, net of tax, attributable to common shareholders $ 0.00 $ 0.01 $ 0.01 $ 0.01 $ 0.02 Adjustment of formerly redeemable non-controlling interest to maximum redemption value $ — $ 0.01 $ — $ — $ (0.04) Net loss from continuing operations available to common shareholders $ (0.07) $ (0.04) $ (0.16) $ (0.23) $ (0.21) Add (deduct) impact of: Adjustment of formerly redeemable non-controlling interest to maximum redemption value $ — $ (0.01) $ — $ — $ 0.04 Impairment and other charges, net of (recoveries) $ (0.00) $ 0.01 $ 0.01 $ 0.01 $ (0.00) Campaign and political contributions $ 0.02 $ 0.03 $ 0.12 $ 0.14 $ 0.07 Acquisition, transaction, and other non-recurring costs $ 0.01 $ 0.02 $ 0.02 $ 0.02 $ 0.04 Adjusted net income (loss) per diluted share (Non-GAAP) $ (0.04) $ 0.00 $ (0.02) $ (0.06) $ (0.05) Basic and diluted shares outstanding 191.2 190.3 191.1 191.2 189.9 (Amounts expressed are per share except for shares which are in millions; unaudited) June 30, 2024 June 30, 2025 For the Six Months EndedFor the Three Months Ended March 31, 2025 June 30, 2024 June 30, 2025 (Amounts expressed in millions of United States dollars; unaudited) June 30, 2025 For the Three Months Ended June 30, 2024 March 31, 2025 For the Six Months Ended June 30, 2025 June 30, 2024

www.trulieve.com 16 Reconciliation of Non-GAAP Financial Measures Free Cash Flow and Adjusted SG&A Cash flow from operating activities $ 86.1 $ 71.3 $ 50.7 $ 136.8 $ 210.5 Payments for property and equipment $ (11.6) $ (26.3) $ (16.9) $ (28.5) $ (41.8) Free cash flow (Non-GAAP) $ 74.5 $ 45.0 $ 33.9 $ 108.4 $ 168.7 SG&A $ 101.1 $ 102.6 $ 118.8 $ 219.9 $ 203.9 Acquisition, transaction, and other non-recurring costs $ (9.9) $ (9.6) $ (27.4) $ (37.3) $ (24.3) Adjusted SG&A (Non-GAAP) $ 91.2 $ 93.0 $ 91.4 $ 182.6 $ 179.6 June 30, 2025 For the Six Months Ended June 30, 2024 June 30, 2025 June 30, 2024 (Amounts expressed in millions of United States dollars; unaudited) June 30, 2025 June 30, 2024 For the Three Months Ended March 31, 2025 For the Six Months EndedFor the Three Months Ended (Amounts expressed in millions of United States dollars; unaudited) June 30, 2025 June 30, 2024 March 31, 2025

www.trulieve.com 17 House of Brands Trulieve Brands V A LU E M ID P R EM IU M Partner Brands

THANK YOU CSE: TRUL OTCQX: TCNNF @Trulieve/@Trulieve_IR ir@trulieve.com